Available-for-sale Securities	12 Months Ended
Dec. 31, 2013
Available-for-sale Securities
Available-for-sale Securities

4.                            Available-for-sale Securities

On January 6, 2013, the Company has entered into agreement with a PRC fund house for the Investment Management Plan of RMB17,800,000 ($2,919,516), in which representing 17,800,000 units at the par value of RMB 1.00 each, with contractual maturity after one year.

	As of December 31,
	2012	2013	2013
	(RMB)	(RMB)	($)

Balance at the beginning of the year	—	—	—
Acquired at amortized cost during the year	—	17,778,718	2,916,026
Unrealized holding loss recognized in other comprehensive income during the year	—	(994,849)	(163,173)
Other-than-temporary impairment charged during the year	—	—	—
Balance at the end of the year	—	16,783,869	2,752,853

The fair value of available-for-sale securities as measured is discussed in Note 3. Unrealized holding loss net of tax for available-for-sale securities for the year ended December 31, 2011, 2012 and 2013 were RMB nil, RMB nil and RMB746,137 ($122,380), respectively.

The management of the Company reviews the available-for-sale securities at the end of each reporting period to assess whether they are impaired. The Company would record an other-than-temporary impairment charge to the statement of income and comprehensive income when there has been a significant or prolonged decline in the fair value below their cost. The determination of what is significant or prolonged requires judgment. The management of the Company evaluates, among various factors, include the duration and extent to which the fair value of the available-for-sale securities is less than its cost, and the Company’s intent and ability to hold the underlying available-for-sale securities until its estimated recovery of amortized cost.